TCW Funds, Inc.

TCW SMID Cap Growth Fund – Class I and Class N

Supplement dated September 27, 2016 to

the Prospectus dated February 29, 2016, as amended (the “Prospectus”)

Disclosure relating to TCW SMID Cap Growth Fund

The Board of Directors of TCW Funds, Inc. (the “Corporation”) has approved a Plan of Liquidation for the TCW SMID Cap Growth Fund (the “Fund”), pursuant to which the Fund will be liquidated (the “Liquidation”) on or about October 27, 2016 (“Liquidation Date”). This date may be changed without notice at the discretion of the Corporation’s officers.

Suspension of Sales. Effective the close of business on September 26, 2016, the Fund will no longer sell shares to new investors or existing shareholders, including through exchanges into the Fund from other funds of the Corporation.

Mechanics. In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the respective Fund has paid or provided for all of its charges, taxes, expenses and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all shareholders of the Fund of record at the time of the Liquidation. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final Liquidation distribution. TCW Investment Management Company LLC (“TIMCO”), investment advisor to the Fund, intends to distribute substantially all of the Fund’s net investment income prior to the Liquidation. TIMCO will bear all expenses in connection with the Liquidation to the extent such expenses exceed the amount of the Fund’s normal and customary fees and expenses accrued by the Fund through the Liquidation Date, provided that such accrued amounts are first applied to pay for the Fund’s normal and customary fees and expenses.

Other Alternatives. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Selling Shares” of “Your Investment – Account Policies and Services” in the Prospectus. Shareholders may also exchange their Fund shares for shares of the same class of any other fund of the Corporation, as described in and subject to any restrictions set forth under “Exchanging Shares” of “Your Investment – Account Policies and Services” in the Prospectus.

U.S. Federal Income Tax Matters. Although the Liquidation is not expected to be a taxable event for the Fund, for shares held in a taxable account, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares (i.e., as a sale that may result in gain or loss for federal income tax purposes). Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Distributions and Taxes” in the Prospectus. Shareholders should consult their tax advisors regarding the tax treatment of the Liquidation.

If you have any questions regarding the Liquidation, please contact the Corporation at 1-800-FUND TCW (1-800-386-3829).

Please retain this Supplement with your Prospectus for future reference.